EXHIBIT 2.2

                           ARTICLES OF SHARE EXCHANGE

                         OUTSOURCE INTERNATIONAL, INC.,
                              A FLORIDA CORPORATION


         In accordance with Sections 607.1102, 607.1103 and 607.1105 of the Florida Business Corporation Act (the "Act"), OUTSOURCE INTERNATIONAL, INC., a Florida corporation (the "Acquiror") and the corporations listed on Schedule 1 to the Plan of Share Exchange attached hereto as Exhibit A (the "Corporations"), hereby adopt the following Articles of Share Exchange:

         FIRST. The Plan of Share Exchange dated February 21, 1997 effecting the acquisition by OutSource International, Inc., a Florida corporation (the "Acquiror") of all of the outstanding shares of stock of the Corporations in exchange for the issuance by the Acquiror of shares of its common stock to the shareholders of the Corporations, a copy of which is attached to and made a part of these Articles of Share Exchange as Exhibit A, was adopted by the written consent of the Boards of Directors of each of the Corporations and the Acquiror, and approved by the Shareholders of the Corporations, as of February 18, 1997. Approval by the shareholders of the Acquiror is not required pursuant to Section
607.1103 the Act.

         SECOND. Pursuant to ss. 607.1105(1)(b) of the Act, the date and time of the effectiveness of the share exchange shall be upon the filing of these Articles of Share Exchange with the Secretary of State of Florida.


Date:  February 21, 1997



                               OUTSOURCE INTERNATIONAL, INC.,
                               a Florida corporation


                               By: /s/ PAUL M. BURRELL
                                  --------------------------
                               Name: Paul M. Burrell
                               Title: President


                               OUTSOURCE INTERNATIONAL OF
                               AMERICA, INC.,
                               a Florida corporation



                               By: /s/ PAUL M. BURRELL
                                  --------------------------
                               Name: Paul M. Burrell
                               Title: President

                               OUTSOURCE INTERNATIONAL, INC.,
                               a Florida corporation


                               By: /s/ PAUL M. BURRELL
                                  --------------------------
                               Name: Paul M. Burrell
                               Title: President



                               CAPITAL STAFFING FUND, INC.,
                               a Florida corporation


                               By: /s/ PAUL M. BURRELL
                                  --------------------------
                               Name: Paul M. Burrell
                               Title: President


                               EMPLOYEES INSURANCE SERVICES, INC.,
                               a Florida corporation



                               By: /s/ PAUL M. BURRELL
                                  --------------------------
                               Name: Paul M. Burrell
                               Title: President


                               SYNADYNE I, INC.,
                               a Florida corporation



                               By: /s/ PAUL M. BURRELL
                                  --------------------------
                               Name: Paul M. Burrell
                               Title: Vice President

                               SYNADYNE II, INC.,
                               a Florida corporation



                               By: /s/ PAUL M. BURRELL
                                  --------------------------
                               Name: Paul M. Burrell
                               Title: Vice President


                               SYNADYNE III, INC.,
                               a Florida corporation



                               By: /s/ PAUL M. BURRELL
                                  --------------------------
                               Name: Paul M. Burrell
                               Title: Vice President


                               SYNADYNE IV, INC.,
                               a Florida corporation



                               By: /s/ PAUL M. BURRELL
                                  --------------------------
                               Name: Paul M. Burrell
                               Title: Vice President


                               SYNADYNE V, INC.,
                               a Florida corporation



                               By: /s/ PAUL M. BURRELL
                                  --------------------------
                               Name: Paul M. Burrell
                               Title: Vice President

                                                                      EXHIBIT A

                             PLAN OF SHARE EXCHANGE


         THIS PLAN OF SHARE EXCHANGE ("PLAN OF SHARE EXCHANGE") is made as of this 21 day of February, 1997 by and between OUTSOURCE INTERNATIONAL, INC., a Florida corporation ("OSI") and the corporations listed on Schedule 1 hereto (the "CORPORATIONS").


                                   ARTICLE I.
                               THE SHARE EXCHANGE

         The shareholders of the Corporations identified on Schedule 1 hereto (the "Shareholders") own all of the outstanding stock in the amounts and of those Corporations identified on Schedule 2 hereto (the "Shares"). On the Effective Date (as hereinafter defined): (i) the Shareholders shall convey all of their Shares in each of such Corporations to OSI in exchange for that number of shares of the common stock, par value $0.001 per share of OSI (the "OSI Shares") reflected on Schedule 3 hereto and such other consideration as the parties have agreed to; and (ii) each of the Corporations shall become wholly-owned subsidiaries of OSI pursuant to Section 607.1102 of the Florida Business Corporation Act (the "ACT").


                                   ARTICLE II.
                        FILING WITH THE STATE OF FLORIDA
                               AND EFFECTIVE DATE

         This Plan of Share Exchange shall take effect upon the filing by OSI of Articles of Share Exchange with the Secretary of State of the State of Florida


                                  ARTICLE III.
                                    AMENDMENT

         At any time before the Effective Date, OSI and the Corporations may agree in writing to amend this Plan of Share Exchange.


                                   ARTICLE IV.
                     APPROVAL BY DIRECTORS AND SHAREHOLDERS

         The execution and delivery of this Plan of Share Exchange, and the consummation of the Share Exchange contemplated thereby, has been adopted by written consent of the board of directors of each of the Corporations and OSI, and approved by the shareholders of the Corporations, on February 21, 1997. Approval by the shareholders of OSI is not required pursuant to Section 607.1103 of the Act. The foregoing Plan of Share Exchange having been duly approved, all in accordance with the provisions the Act, the undersigned officer of each of the Corporations and OSI hereby executes this Plan of Share Exchange as the respective act, deed and agreement of each of said Corporations and OSI.


                  IN WITNESS WHEREOF, the undersigned have executed this Plan of Share Exchange as of this 21 day of February, 1997.


                               OUTSOURCE INTERNATIONAL, INC.,
                               a Florida corporation



                               By: /s/ PAUL M. BURRELL
                                  --------------------------
                               Name: Paul M. Burrell
                               Title: Vice President


                               OUTSOURCE INTERNATIONAL OF
                               AMERICA, INC.,
                               a Florida corporation


                               By: /s/ PAUL M. BURRELL
                                  --------------------------
                               Name: Paul M. Burrell
                               Title: Vice President


                               OUTSOURCE FRANCHISING, INC.,
                               a Florida corporation


                               By: /s/ PAUL M. BURRELL
                                  --------------------------
                               Name: Paul M. Burrell
                               Title: Vice President

                               CAPITAL STAFFING FUND, INC.,
                               a Florida corporation



                               By: /s/ PAUL M. BURRELL
                                  --------------------------
                               Name: Paul M. Burrell
                               Title: President


                               EMPLOYEES INSURANCE SERVICES, INC.,
                               a Florida corporation



                               By: /s/ PAUL M. BURRELL
                                  --------------------------
                               Name: Paul M. Burrell
                               Title: President


                               SYNADYNE I, INC.,
                               a Florida corporation



                               By: /s/ PAUL M. BURRELL
                                  --------------------------
                               Name: Paul M. Burrell
                               Title: Vice President


                               SYNADYNE II, INC.,
                               a Florida corporation


                               By: /s/ PAUL M. BURRELL
                                  --------------------------
                               Name: Paul M. Burrell
                               Title: Vice President

                               SYNADYNE III, INC.,
                               a Florida corporation


                               By: /s/ PAUL M. BURRELL
                                  --------------------------
                               Name: Paul M. Burrell
                               Title: Vice President


                               SYNADYNE IV, INC.,
                               a Florida corporation


                               By: /s/ PAUL M. BURRELL
                                  --------------------------
                               Name: Paul M. Burrell
                               Title: Vice President



                               SYNADYNE V, INC.,
                               a Florida corporation


                               By: /s/ PAUL M. BURRELL
                                  --------------------------
                               Name: Paul M. Burrell
                               Title: Vice President

                                   SCHEDULE 1

                                THE CORPORATIONS


OutSource International of America, Inc., a Florida corporation
OutSource Franchising, Inc., a Florida corporation
Capital Staffing Fund, Inc., a Florida corporation
Employees Insurance Services, Inc., a Florida corporation
Synadyne I, Inc., a Florida corporation
Synadyne II, Inc., a Florida corporation
Synadyne III, Inc., a Florida corporation
Synadyne IV, Inc., a Florida corporation
Synadyne V, Inc., a Florida corporation

                                   SCHEDULE 2

                                   SCHEDULE 2

                           CAPITAL STAFFING FUND, INC.

============================================================================
                                                         NUMBER OF SHARES
                                                    OF COMMON STOCK OWNED
NAME OF SHAREHOLDER                                AS OF FEBRUARY 21, 1997
----------------------------------------------------------------------------
Alan E. Schubert                                                  1,062.50
----------------------------------------------------------------------------
Louis A. Morelli                                                  1,012.50
----------------------------------------------------------------------------
Paul M. Burrell                                                   1,212.50
----------------------------------------------------------------------------
Raymond S. Morelli                                                   50.00
----------------------------------------------------------------------------
Louis J. Morelli                                                     39.25
----------------------------------------------------------------------------
Margaret Ann Morelli Janisch                                         82.30
----------------------------------------------------------------------------
Matthew B. Schubert                                                   8.98
----------------------------------------------------------------------------
Mindi Wagner                                                         50.00
----------------------------------------------------------------------------
Robert A. Lefcort                                                   100.00
----------------------------------------------------------------------------
Lawrence H. Schubert Revocable Trust
  dated August 25, 1995                                             606.25
----------------------------------------------------------------------------
Nadya I. Schubert Revocable Trust
  dated August 25, 1995                                             606.25
----------------------------------------------------------------------------
Robert A. Lefcort Irrevocable Trust
  dated February 28, 1996                                            50.00
----------------------------------------------------------------------------
Louis J. Morelli S-Stock Trust
  dated January 1, 1995                                              10.75
----------------------------------------------------------------------------
Margaret Ann Janisch S-Stock Trust
  dated January 1, 1995                                              17.70
----------------------------------------------------------------------------
Jason Schubert OutSource Trust
  dated November 24, 1995                                            50.00
----------------------------------------------------------------------------
Matthew Schubert OutSource Trust
  dated November 24, 1995                                            41.02
============================================================================

                                   SCHEDULE 2

                       EMPLOYEES INSURANCE SERVICES, INC.

===============================================================================
                                                            NUMBER OF SHARES
                                                       OF COMMON STOCK OWNED
NAME OF SHAREHOLDER                                   AS OF FEBRUARY 21, 1997
-------------------------------------------------------------------------------
Alan E. Schubert                                                        82.66
-------------------------------------------------------------------------------
Louis A. Morelli                                                        44.67
-------------------------------------------------------------------------------
Paul M. Burrell                                                         30.63
-------------------------------------------------------------------------------
Raymond S. Morelli                                                      14.69
-------------------------------------------------------------------------------
Louis J. Morelli                                                        11.53
-------------------------------------------------------------------------------
Margaret Ann Morelli Janisch                                            14.69
-------------------------------------------------------------------------------
Matthew B. Schubert                                                      3.16
-------------------------------------------------------------------------------
Mindi Wagner                                                             3.08
-------------------------------------------------------------------------------
Robert A. Lefcort                                                        6.31
-------------------------------------------------------------------------------
Lawrence H. Schubert Revocable Trust
  dated August 25, 1995                                                 31.44
-------------------------------------------------------------------------------
Nadya I. Schubert Revocable Trust
  dated August 25, 1995                                                 31.43
-------------------------------------------------------------------------------
Robert A. Lefcort Irrevocable Trust
  dated February 28, 1996                                                3.16
-------------------------------------------------------------------------------
Louis J. Morelli S-Stock Trust
  dated January 1, 1995                                                  3.16
-------------------------------------------------------------------------------
Margaret Ann Janisch S-Stock Trust
  dated January 1, 1995                                                  3.16
-------------------------------------------------------------------------------
Jason Schubert OutSource Trust
  dated November 24, 1995                                               17.59
-------------------------------------------------------------------------------
Matthew Schubert OutSource Trust
  dated November 24, 1995                                               14.43
===============================================================================

                                   SCHEDULE 2

                           OUTSOURCE FRANCHISING, INC.

===============================================================================
                                                            NUMBER OF SHARES
                                                       OF COMMON STOCK OWNED
NAME OF SHAREHOLDER                                   AS OF FEBRUARY 21, 1997
-------------------------------------------------------------------------------
Alan E. Schubert                                                     2,618.00
-------------------------------------------------------------------------------
Louis A. Morelli                                                     1,413.00
-------------------------------------------------------------------------------
Paul M. Burrell                                                        970.00
-------------------------------------------------------------------------------
Raymond S. Morelli                                                     465.00
-------------------------------------------------------------------------------
Louis J. Morelli                                                       365.00
-------------------------------------------------------------------------------
Margaret Ann Morelli Janisch                                           465.00
-------------------------------------------------------------------------------
Matthew B. Schubert                                                    100.00
-------------------------------------------------------------------------------
Mindi Wagner                                                            97.00
-------------------------------------------------------------------------------
Robert A. Lefcort                                                      200.00
-------------------------------------------------------------------------------
Lawrence H. Schubert Revocable Trust
  dated August 25, 1995                                                996.00
-------------------------------------------------------------------------------
Nadya I. Schubert Revocable Trust
  dated August 25, 1995                                                998.00
-------------------------------------------------------------------------------
Robert A. Lefcort Irrevocable Trust
  dated February 28, 1996                                              100.00
-------------------------------------------------------------------------------
Louis J. Morelli S-Stock Trust
  dated January 1, 1995                                                100.00
-------------------------------------------------------------------------------
Margaret Ann Janisch S-Stock Trust
  dated January 1, 1995                                                100.00
-------------------------------------------------------------------------------
Jason Schubert OutSource Trust
  dated November 24, 1995                                              556.50
-------------------------------------------------------------------------------
Matthew Schubert OutSource Trust
  dated November 24, 1995                                              456.50
===============================================================================

                                   SCHEDULE 2

                    OUTSOURCE INTERNATIONAL OF AMERICA, INC.

===============================================================================
                                                              NUMBER OF SHARES
                                                         OF COMMON STOCK OWNED
NAME OF SHAREHOLDER                                     AS OF FEBRUARY 21, 1997
-------------------------------------------------------------------------------
Alan E. Schubert                                                         261.78
-------------------------------------------------------------------------------
Louis A. Morelli                                                         141.50
-------------------------------------------------------------------------------
Paul M. Burrell                                                           97.00
-------------------------------------------------------------------------------
Raymond S. Morelli                                                        46.50
-------------------------------------------------------------------------------
Louis J. Morelli                                                          36.50
-------------------------------------------------------------------------------
Margaret Ann Morelli Janisch                                              46.50
-------------------------------------------------------------------------------
Matthew B. Schubert                                                          10
-------------------------------------------------------------------------------
Mindi Wagner                                                               9.74
-------------------------------------------------------------------------------
Robert A. Lefcort                                                            20
-------------------------------------------------------------------------------
Robert A. Lefcort Revocable Trust dated                                      10
  February 28, 1996
-------------------------------------------------------------------------------
Lawrence H. Schubert Revocable Trust
  dated August 25, 1995                                                   99.55
-------------------------------------------------------------------------------
Nadya I. Schubert Revocable Trust
  dated August 25, 1995                                                   99.55
-------------------------------------------------------------------------------
Robert A. Lefcort Irrevocable Trust
  dated February 28, 1996                                                    10
-------------------------------------------------------------------------------
Louis J. Morelli S-Stock Trust
  dated January 1, 1995                                                      10
-------------------------------------------------------------------------------
Margaret Ann Janisch S-Stock Trust
  dated January 1, 1995                                                      10
-------------------------------------------------------------------------------
Jason Schubert OutSource Trust
  dated November 24, 1995                                                 55.69
-------------------------------------------------------------------------------
Matthew Schubert OutSource Trust
  dated November 24, 1995                                                 45.69
===============================================================================

                                   SCHEDULE 2

                                SYNADYNE I, INC.

===============================================================================
                                                              NUMBER OF SHARES
                                                         OF COMMON STOCK OWNED
NAME OF SHAREHOLDER                                     AS OF FEBRUARY 21, 1997
-------------------------------------------------------------------------------
Alan E. Schubert                                                          82.66
-------------------------------------------------------------------------------
Louis A. Morelli                                                          44.67
-------------------------------------------------------------------------------
Paul M. Burrell                                                           30.63
-------------------------------------------------------------------------------
Raymond S. Morelli                                                        14.69
-------------------------------------------------------------------------------
Louis J. Morelli                                                          11.53
-------------------------------------------------------------------------------
Margaret Ann Morelli Janisch                                              14.69
-------------------------------------------------------------------------------
Matthew B. Schubert                                                        3.16
-------------------------------------------------------------------------------
Mindi Wagner                                                               3.08
-------------------------------------------------------------------------------
Robert A. Lefcort                                                          6.31
-------------------------------------------------------------------------------
Lawrence H. Schubert Revocable Trust
  dated August 25, 1995                                                   31.44
-------------------------------------------------------------------------------
Nadya I. Schubert Revocable Trust
  dated August 25, 1995                                                   31.43
-------------------------------------------------------------------------------
Robert A. Lefcort Irrevocable Trust
  dated February 28, 1996                                                  3.16
-------------------------------------------------------------------------------
Louis J. Morelli S-Stock Trust
  dated January 1, 1995                                                    3.16
-------------------------------------------------------------------------------
Margaret Ann Janisch S-Stock Trust
  dated January 1, 1995                                                    3.16
-------------------------------------------------------------------------------
Jason Schubert OutSource Trust
  dated November 24, 1995                                                 17.59
-------------------------------------------------------------------------------
Matthew Schubert OutSource Trust
  dated November 24, 1995                                                 14.43
===============================================================================

                                   SCHEDULE 2

                                SYNADYNE II, INC.

===============================================================================
                                                              NUMBER OF SHARES
                                                         OF COMMON STOCK OWNED
NAME OF SHAREHOLDER                                     AS OF FEBRUARY 21, 1997
-------------------------------------------------------------------------------
Alan E. Schubert                                                       2,618.00
-------------------------------------------------------------------------------
Louis A. Morelli                                                       1,415.00
-------------------------------------------------------------------------------
Paul M. Burrell                                                          970.00
-------------------------------------------------------------------------------
Raymond S. Morelli                                                       465.00
-------------------------------------------------------------------------------
Louis J. Morelli                                                         365.00
-------------------------------------------------------------------------------
Margaret Ann Morelli Janisch                                             465.00
-------------------------------------------------------------------------------
Matthew B. Schubert                                                      100.00
-------------------------------------------------------------------------------
Mindi Wagner                                                              97.00
-------------------------------------------------------------------------------
Robert A. Lefcort                                                        200.00
-------------------------------------------------------------------------------
Lawrence H. Schubert Revocable Trust
  dated August 25, 1995                                                  996.00
-------------------------------------------------------------------------------
Nadya I. Schubert Revocable Trust
  dated August 25, 1995                                                  996.00
-------------------------------------------------------------------------------
Robert A. Lefcort Irrevocable Trust
  dated February 28, 1996                                                100.00
-------------------------------------------------------------------------------
Louis J. Morelli S-Stock Trust
  dated January 1, 1995                                                  100.00
-------------------------------------------------------------------------------
Margaret Ann Janisch S-Stock Trust
  dated January 1, 1995                                                  100.00
-------------------------------------------------------------------------------
Jason Schubert OutSource Trust
  dated November 24, 1995                                                556.50
-------------------------------------------------------------------------------
Matthew Schubert OutSource Trust
  dated November 24, 1995                                                456.50
===============================================================================

                                   SCHEDULE 2

                               SYNADYNE III, INC.

===============================================================================
                                                              NUMBER OF SHARES
                                                         OF COMMON STOCK OWNED
NAME OF SHAREHOLDER                                     AS OF FEBRUARY 21, 1997
-------------------------------------------------------------------------------
Alan E. Schubert                                                          82.66
-------------------------------------------------------------------------------
Louis A. Morelli                                                          44.67
-------------------------------------------------------------------------------
Paul M. Burrell                                                           30.63
-------------------------------------------------------------------------------
Raymond S. Morelli                                                        14.69
-------------------------------------------------------------------------------
Louis J. Morelli                                                          11.53
-------------------------------------------------------------------------------
Margaret Ann Morelli Janisch                                              14.69
-------------------------------------------------------------------------------
Matthew B. Schubert                                                        3.16
-------------------------------------------------------------------------------
Mindi Wagner                                                               3.08
-------------------------------------------------------------------------------
Robert A. Lefcort                                                          6.31
-------------------------------------------------------------------------------
Lawrence H. Schubert Revocable Trust
  dated August 25, 1995                                                   31.44
-------------------------------------------------------------------------------
Nadya I. Schubert Revocable Trust
  dated August 25, 1995                                                   31.43
-------------------------------------------------------------------------------
Robert A. Lefcort Irrevocable Trust
  dated February 28, 1996                                                  3.16
-------------------------------------------------------------------------------
Louis J. Morelli S-Stock Trust
  dated January 1, 1995                                                    3.16
-------------------------------------------------------------------------------
Margaret Ann Janisch S-Stock Trust
  dated January 1, 1995                                                    3.16
-------------------------------------------------------------------------------
Jason Schubert OutSource Trust
  dated November 24, 1995                                                 17.59
-------------------------------------------------------------------------------
Matthew Schubert OutSource Trust
  dated November 24, 1995                                                 14.43
===============================================================================

                                   SCHEDULE 2

                                SYNADYNE IV, INC.

===============================================================================
                                                              NUMBER OF SHARES
                                                         OF COMMON STOCK OWNED
NAME OF SHAREHOLDER                                     AS OF FEBRUARY 21, 1997
-------------------------------------------------------------------------------
Alan E. Schubert                                                       2,618.00
-------------------------------------------------------------------------------
Louis A. Morelli                                                       1,415.00
-------------------------------------------------------------------------------
Paul M. Burrell                                                          970.00
-------------------------------------------------------------------------------
Raymond S. Morelli                                                       465.00
-------------------------------------------------------------------------------
Louis J. Morelli                                                         365.00
-------------------------------------------------------------------------------
Margaret Ann Morelli Janisch                                             465.00
-------------------------------------------------------------------------------
Matthew B. Schubert                                                      100.00
-------------------------------------------------------------------------------
Mindi Wagner                                                              97.00
-------------------------------------------------------------------------------
Robert A. Lefcort                                                        200.00
-------------------------------------------------------------------------------
Lawrence H. Schubert Revocable Trust
  dated August 25, 1995                                                  996.00
-------------------------------------------------------------------------------
Nadya I. Schubert Revocable Trust
  dated August 25, 1995                                                  996.00
-------------------------------------------------------------------------------
Robert A. Lefcort Irrevocable Trust
  dated February 28, 1996                                                100.00
-------------------------------------------------------------------------------
Louis J. Morelli S-Stock Trust
  dated January 1, 1995                                                  100.00
-------------------------------------------------------------------------------
Margaret Ann Janisch S-Stock Trust
  dated January 1, 1995                                                  100.00
-------------------------------------------------------------------------------
Jason Schubert OutSource Trust
  dated November 24, 1995                                                556.50
-------------------------------------------------------------------------------
Matthew Schubert OutSource Trust
  dated November 24, 1995                                                456.50
===============================================================================

                                   SCHEDULE 2

                                SYNADYNE V, INC.

===============================================================================
                                                              NUMBER OF SHARES
                                                         OF COMMON STOCK OWNED
NAME OF SHAREHOLDER                                     AS OF FEBRUARY 21, 1997
-------------------------------------------------------------------------------
Alan E. Schubert                                                       2,618.00
-------------------------------------------------------------------------------
Louis A. Morelli                                                       1,415.00
-------------------------------------------------------------------------------
Paul M. Burrell                                                          970.00
-------------------------------------------------------------------------------
Raymond S. Morelli                                                       465.00
-------------------------------------------------------------------------------
Louis J. Morelli                                                         365.00
-------------------------------------------------------------------------------
Margaret Ann Morelli Janisch                                             465.00
-------------------------------------------------------------------------------
Matthew B. Schubert                                                      100.00
-------------------------------------------------------------------------------
Mindi Wagner                                                              97.00
-------------------------------------------------------------------------------
Robert A. Lefcort                                                        200.00
-------------------------------------------------------------------------------
Lawrence H. Schubert Revocable Trust
  dated August 25, 1995                                                  996.00
-------------------------------------------------------------------------------
Nadya I. Schubert Revocable Trust
  dated August 25, 1995                                                  996.00
-------------------------------------------------------------------------------
Robert A. Lefcort Irrevocable Trust
  dated February 28, 1996                                                100.00
-------------------------------------------------------------------------------
Louis J. Morelli S-Stock Trust
  dated January 1, 1995                                                  100.00
-------------------------------------------------------------------------------
Margaret Ann Janisch S-Stock Trust
  dated January 1, 1995                                                  100.00
-------------------------------------------------------------------------------
Jason Schubert OutSource Trust
  dated November 24, 1995                                                556.50
-------------------------------------------------------------------------------
Matthew Schubert OutSource Trust
  dated November 24, 1995                                                456.50
===============================================================================

                                   SCHEDULE 3

SHAREHOLDER                                                          OSI SHARES
-------------------------------------------------------------------------------

Lawrence H. Schubert Trust                                            783,123
Nadya I. Schubert Trust                                               783,123
Alan E. Schubert                                                    2,202,602
Louis A. Morelli, Sr.                                               1,092,561
Paul M. Burrell                                                       909,615
Raymond S. Morelli                                                    402,255
Louis J. Morelli                                                      315,749
Louis J. Morelli Trust                                                86,507
Margaret Janisch                                                      404,310
Margaret Janisch Trust                                                 86,948
Matthew B. Schubert                                                    86,394
Matthew Schubert Trust                                                394,698
Jason D. Schubert Trust                                               481,092
Mindi Wagner                                                          86,763
Robert A. Lefcort                                                    178,007
Robert A. Lefcort Trust                                               89,003

                                                                      EXHIBIT A

                                   AMENDMENT

                         OUTSOURCE INTERNATIONAL, INC.


To the Secretary of State
of the State of Florida


         Pursuant to the provisions of the florida Business Corporation Act, OUTSOURCE INTERNATIONAL, INC. (the "Acquiror") hereby states the following:

         1. On February 21,19977, the Acquiror filed Articles of Share Exchange with the Secretary of State of Florida ("Articles of Share Exchange") effective the acquisition by the Acquiror of all of the outstanding shares of stock of OutSource International of America, Inc., OutSource Franchising, Inc., Capital Synadyne II, Inc., Synadyne III, Inc., Synadyne IV, Inc., and Synadyne V, Inc. (collectively, the "Corporations"), in exchange for the issuance by the Acquiror of shares of its common stock to the shareholders of the Corporations.

         2. The Articles of Share Exchange contained a scrivener's error, to-wit: Schedule 1 to the Plan of Share Exchange attached as Exhibit A to the Articles of Share Exchange contained an incorrect list of the Corporations. Accordingly, the Acquiror amends the Articles of Share Exchange by deleting
Schedule 1 to the Plan of Share Exchange attached as Exhibit A to the Articles of Share Exchange replacing said schedule with the following:


                                   SCHEDULE 1

                                THE CORPORATION

OutSource International of America, Inc., a Florida corporation
OutScource Franchising, Inc., a Florida corporation
Capital Staffing fund, Inc., a Florida corporation
Employees Insurance Services, Inc., a Florida corporation
Synadyne I, Inc., a Florida corporation
Synadyne II, Inc., a Florida corporation
Synadyne III, Inc., a Florida corporation
Synadyne IV, Inc., a Florida corporation
Synadyne V, Inc., a Florida corporation

         3. The foregoing amendment was adopted by unanimoous written consent of the Directors of the Acquiror on May 13, 1997. Shareholder approval is not required to effect this amendment.

         4. In all other repects the Articles of Share Exchange are correct and remain unchanged.

         IN WITNESS WHEREOF, the undersigned has executed this instrument the 30 day of May, 1997.


                                        OUTSOURCE INTERNATIONAL, INC.,
                                        a Florida corporation



                                        By:  /s/ PAUL M. BURRELL
                                            ------------------------------
                                            Name:  Paul M. Burrell
                                            Title:  Vice President